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                           ALLMERICA INVESTMENT TRUST
                  (SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000)

   On July 1, 2000, shares of the Allmerica Investment Trust ("AIT") Select Investment Grade Income Fund were substituted at the separate account level for shares of the AIT Select Income Fund and shares of the Select Income Fund are no longer available. Therefore, effective immediately, the separate AIT Prospectus offering only shares of the Select Income Fund is withdrawn.

Dated: July 1, 2000